GLACIER BANCORP, INC.

Acquisition of

FIRST NATIONAL BANK OF THE ROCKIES

May 8, 2014



Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp and First National Bank of the Rockies, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and First National Bank of the Rockies operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and First National Bank of the Rockies; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier Bancorp undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA's safe harbor provisions.

Transaction Overview

- Glacier Bancorp will acquire First National Bank of the Rockies ("FNBR"), one of the largest community banks on the Western Slope of Colorado, with $343 million in assets
  - Transaction marks the third Glacier acquisition announcement in the past 15 months and the first in Colorado since the Bank of the San Juans acquisition in 2008
- Total transaction value of $30.3 million, consisting of $13.9 million in GBCI stock (555,733 shares) and $16.3 million in cash
  - Based on recent GBCI stock price of $25.06
- FNBR Holding Corporation (holding company for FNBR) will be merged into Glacier Bancorp
- FNBR will be merged into Glacier Bank and become part of the Bank of the San Juans banking division
- Transaction is expected to be immediately accretive to both earnings and tangible book
- Closing of transaction is subject to required regulatory approvals, FNBR shareholder approval, and customary closing conditions
- Targeted closing date in third quarter of 2014

First National Bank of the Rockies / FNBR Holding Corporation

FIRST NATIONAL BANK OF THE ROCKIES

Branch Map


FNBR branch location
Craig
Hayden
Oak Creek
Meeker
Rangely
Glenwood Springs
Carbondale
Parachute
Rifle
Fruita
Aspen

FNBR Financial Overview (3/31/2014)

($000s)	
Total Assets	$ 343,229
Gross Loans	131,604
Total Deposits	304,916
Noninterest-Bearing Deposits	75,747
Total Equity[1]	32,688
Tangible Equity[1]	32,688
LTM Stated Net Income (3/31/2014)	2,861
Est. 2014 Core Earnings (after-tax)	~ 850
Non-Performing Assets / Total Assets[2]	2.34%
Non-Accrual Loans / Gross Loans	1.72%
Loan Loss Reserve / Gross Loans	1.54%
Loans / Deposits	43.2%
Year Established	1904
# of Employees (FTE)	90
# of Branches	10

- **Founded in 1904; headquartered in Grand Junction, Colorado, with additional branches in Meeker, Rangely, Craig, Hayden, Oak Creek, and Steamboat Springs**
- **Diversified regional economy tied to agriculture, tourism, healthcare, mining, and energy**
- **30% of loans in CRE; 16% in C&I; 13% in agriculture and farmland**
- **Very liquid balance sheet, with loan to deposit ratio of just 43%**
- **Excellent low-cost core deposit base**
  - **Q1 2014 cost of funds is 0.26%, with 25% of deposits being non-interest bearing**
- **Sound and improving asset quality**
  - **Adjusted NPAs to Assets[2] of 2.34%**
  - **Non-Accrual Loans to Loans of 1.72%**
- **LTM net income as of 3/31/2014 of $2.9 million but stated earnings were inflated by non-recurring items (including $2.1 million in DTA recovery)**
  - **Management estimates core 2014 earnings, on an after-tax basis, of $800 to $900 thousand**

Source: Company Management, SNL Financial & ESRI

(1) Holding company equity

(2) NPAs include non-accrual loans, loans 90 days+ past due, and OREO

Strategic Rationale

- **Glacier adds a sizable bank in an existing Glacier growth market (Western Slope of Colorado)**
  - **Transaction moves Glacier from 64th place to 28th based on deposit market share in Colorado (statewide)**
  - **Glacier becomes a Top 5 community bank[(1)] in Western Colorado, with pro forma assets of $541 million**



WYOMING
UNITED STATES
UTAH
COLORADO
Logan
Salt Lake City
Cheyenne
Fort Collins
Greeley
Steamboat Springs
Boulder
Denver
Aurora
Centennial
Grand Junction
Colorado Springs
Pueblo
Montrose
Salida
Walsenburg
Trinidad
Price
Richfield
FNBR branch location
Glacier branch location

- **Colorado's expected population growth of 6.2% from 2013 to 2018 is well above the projected national rate of 3.6%**

- **FNBR is the largest bank headquartered in the four-county region from Grand Junction to Steamboat Springs**
  - **Glacier will enter the four-county region ranked 3rd of 16 with $281 million in deposits (8.8% deposit market share)**
  - **Significant opportunity for market share capture – four-county total deposits of $3.2 billion**
  - **Expands existing Colorado franchise into Colorado's fifth largest metropolitan area**

- **Diversified regional economy tied to agriculture, tourism, healthcare, mining, and energy**

- **Long-term track record (110 year-old bank) with strong leadership**

- **Opportunity to better serve customers and grow through Glacier's expanded service offerings and higher lending limits**

Source: SNL Financial & ESRI

(1) Excluding money center banks

Attractive Market Dynamics

- **Grand Junction**
  - Largest market between Denver and Salt Lake City, with an area population of approximately 150,000
  - Diversified economy with strong energy focus and trade center / healthcare services
  - Less than 4% deposit market share allows for future growth opportunity
- **Rangely / Meeker**
  - Growing rural markets with oil and gas and agriculture-based economies
  - Great source of core deposits
  - Historic roots of FNBR, leading to 70% + deposit market share
- **Steamboat Springs**
  - Resort-based economy that Glacier has expertise in throughout its footprint
  - Tremendous opportunity to bring Glacier product and knowledge-base to this market

Financial Benefits

- Long-term growth trends are very good, with total assets growing from $218 million in 2002 to $343 million today
- Glacier adds $290 million in core deposits, 43% of which are transactional accounts (25% are non-interest bearing)
  - Average Q1 cost of funds: 0.26%
- Glacier adds $132 million in loans, with further diversification in geography and industry
- Favorable asset quality trends
- Opportunity to drive substantial earnings growth through surplus liquidity deployment and cost efficiencies
- Rare opportunity to complete a transaction that is accretive to both EPS and tangible book value per share
  - Estimated 2015 EPS accretion of 0.8%[1]
  - Estimated tangible book value per share accretion of 0.3%

(1) Excluding one-time transaction costs and assuming full realization of estimated cost-saves

Key Deal Terms and Assumptions

Transaction Value[(1)]:	$30.3 million
Stock/Cash Mix[(1)]:	46% stock (555,733 shares) 54% cash ($16.3 million)
Structure:	Fixed shares
Collars:	$23.53 to $33.82 (with double trigger below $25.00)
Fair Value Marks:	
Loan Discount:	4%
OREO Discount:	10%
Fixed Asset Writedown:	7%
Core Deposit Intangible:	1.5%
Combined Transaction / Conversion Costs[(2)]:	$3.2 million
Estimated Cost-Saves[(3)]	$2.2 million (17.0%), with 75% realization in Year 1

(1) Based on recent GBCI share price of $25.06

(2) Including employment and benefits plan costs, data processing conversion costs and penalties, and combined professional and advisory fees.

(3) Includes only specific itemized cost-saves that parties have identified for reduction or elimination following closing of the transaction.

Transaction Multiples

Price / Tangible Book:	**92.6%**
Price / Earnings:	
Stated LTM Earnings (3/31/2014)(1):	**10.6x (NM)**
Est. 2014 Core After-Tax Earnings(2):	**35.6x**
Est. Pro Forma 2015 After-Tax Earnings (incl. cost-saves)(3):	**12.2x**
Expected 2015 EPS Accretion - Year 1:	**0.8%**
Tangible Book Value Per Share Accretion:	**0.3%**

(1) GBCI believes that the trailing earnings multiple is not meaningful due to non-recurring and extraordinary items that include a $2.1 million DTA recovery
(2) Estimated 2014 core earnings exclude non-recurring and extraordinary items and assuming a 35% tax rate
(3) Estimated 2015 core earnings plus cost-saves (100% realized) and assuming a 35% tax rate

Concluding Observations

- First National Bank of the Rockies acquisition continues Glacier's tradition of adding high-quality regional banks that fit the Glacier community banking model

- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions

- Colorado's Western Slope is an attractive growth market, with FNBR adding to Glacier's existing Colorado footprint

- FNBR management and staff provide Glacier with additional management talent, deep market knowledge, and strong customer relationships

- Under Glacier structure, FNBR will be able to focus even greater attention on customers and communities
  - With Glacier providing regulatory, operational, and financial support

- Transaction should enhance GBCI's long-term shareholder value